9U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2020

Cannapharmarx, Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	000-27055	24-4635140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

3600 888-3rd Street SW Calgary, Alberta, Canada T2P5C5 (Address of principal executive offices) (949) 652-6838 (Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Attached is a copy of a shareholder letter issued by CannaPharmaRX, Inc. (the “Company”) a copy of which is attached as Exhibit 99.7 and is hereby incorporated. The Company intends to post this letter to its investor relations section of its website and to distribute to its shareholders.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit

99.7	Shareholder Letter

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2020	CANNAPHARMARX, INC.

	By:	/s/ Dominic Colvin
Dominic Colvin Chief Executive Officer

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